UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/31/2016

Item 1. Reports to Stockholders.

Annual Report	5/31/2016

Oppenheimer Global Multi Strategies Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	BoA Merrill Lynch 3-Month U.S. Treasury Bill Index
1-Year	-3.44%	-8.99%	0.15%
5-Year	0.53	-0.66	0.08
Since Inception (3/5/07)	1.40	0.75	0.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -3.44% during the reporting period. In comparison, the Fund underperformed the BoA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), which returned 0.15%. The Fund’s underperformance occurred primarily over the first half of the reporting period when absolute return strategies generally underperformed short-term U.S. Government debt securities. Over the final six months of the reporting period, the Fund’s Class A shares (without sales charge) produced a muted positive return of 0.68%, but outperformed the Index’s return of 0.14% over that time.

MARKET OVERVIEW

Continued volatility in oil, weak economic data in some emerging markets, and mixed data in much of the developed world helped contribute to a volatile close to 2015. Ironically, the strong November U.S. payrolls report and subsequent high expectations of a Federal Reserve (“Fed”) hike brought out sellers as equity markets approached their early summer highs. The Fed finally hiked interest rates 0.25% in December.

2016 began with declines in the price of almost every risk asset globally. Much of this volatility was driven by the twin fears of slowing global growth and the aggressive interest rate hike path indicated by the Fed in

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

its December 2015 communication. March saw a relief rally, however, as communication from the Fed turned more accommodative in light of this weak start to the year. Oil prices also began to stabilize and commodities started to pick up. Questions still remained, leading to ongoing volatile conditions through the reporting period’s end; including how quickly the Fed will raise interest rates and whether Britain will decide to exit the European Union (“EU”) on its June 23 vote regarding EU Membership. The June 23 vote occurred after the reporting period ended, and the U.K. surprised the markets by deciding to exit the EU.

FUND REVIEW

During the reporting period, the four major alternative strategy categories experienced losses, led by Fixed Income Alternatives and Equity Market Neutral.

The Fund’s Fixed-Income Alternatives strategy involves investments in sovereign and corporate fixed-income securities as well as fixed-income alternatives, such as event-linked or catastrophe (“cat”) bonds. Fixed Income Alternatives’ negative return was largely due to the performance of the credit selection strategy. The credit selection strategy involves trading a long/short basket of high grade credit-default swaps (“CDSs”). In 2015, the strategy’s poor performance was partly attributed to bad calls on energy and material names. Because of the negative results, we revamped the strategy over late 2015/early 2016 so that it is based on measures of value and momentum to rank credits within their industry groups. The previous version of the strategy searched across industries, and would therefore make unintended industry tilts. We also lengthened the holding period to a quarter, rather than a month, to reduce turnover. After revamping the strategy, the strategy did experience further declines but they were more muted. Detractors after revamping the strategy included our sell protection trade on Gap, Inc. and our buy trade protection trade on Apache. The sovereign bond strategy within Fixed-Income Alternatives detracted from performance to a lesser degree. It is a long/short basket of government interest rate swaps where our investment choices are based on the shape of their yield curves. Short positions on Japan and Australia’s bond markets drove the negative results of the sovereign bond strategy. While Fixed-Income Alternatives detracted from performance, the strategy’s position in catastrophe (“cat”) bonds did produce positive absolute results this reporting period.

The Fund’s Equity Market Neutral strategy involves investments in equity securities while seeking to minimize systematic equity risk. Equity Market Neutral detracted from performance due largely to the performance of its equity dynamic factor strategy. The equity dynamic factor strategy screens stocks across Australia, Canada and Hong Kong based on a dynamic factor model. They are owned on a market-neutral basis. Unfortunately, this strategy did not work in our favor as the Canadian and Hong Kong

4      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

versions underperformed. Equity Market Neutral also generated negative performance from an underlying strategy of screening stocks based on their volatility measures, and a strategy of screening S&P 500 stocks using momentum and value factors. Under Equity Market Neutral, the merger arbitrage strategy, which screens for companies that have received tender offers, produced positive results this period.

The Fund’s Global Macro strategy detracted from performance to a lesser degree, and the Volatility strategy produced a roughly flat return.

Global Macro, which involves tactical positioning in broad asset and/or sector classes, was negatively impacted by our tactical tilts on credit. During the reporting period, we reduced our exposure to credit by hedging our high yield exposure, but this hedging was not effective as we proportionately held more energy bonds than the hedge. However, in December 2015, we revamped the method we deployed in selecting high yield credits, and the return of our high yield component was positive over the last five months of the reporting period. We succeeded in positioning tactically for the correction in the equity markets through long positions in U.S. Treasuries while at the same time having short positions in U.S. equities. In addition to these tilts, we had a long U.S. dollar bias in our currency positions that worked in our favor. However, the aggregate gains from these tactical positions could not offset the earlier losses from our credit exposure.

Volatility involves investment in options and other derivatives to take advantage of mispricing opportunities in the options markets. We generated positive returns from tactically buying equity volatility through VX-CBOE Volatility Index (VIX) futures during the market correction and from opportunistically selling currency option straddles on the Euro, Yen, and Sterling. Offsetting the positive performance in these areas were equity negative serial correlation trades and our currency volatility timing strategy. Our equity negative serial correlation strategy involves trading equity futures contracts in our attempt to exploit price patterns in equity markets. For example, when markets have fallen in consecutive days, we may implement strategies via equity futures contracts that can benefit from an increase in the markets, and vice versa. This did not work in our favor during the reporting period, as markets tended to trend for extended periods of time and did not change directions. At the same time, our currency volatility strategy had difficulty extracting returns from buying and selling volatility through the volatility swap market.

STRATEGY & OUTLOOK

Muddle continues: We continue to expect growth to remain subdued for 2016 as the headwinds from overseas – China, Brexit issues – will contribute to dampened growth. We see an increasing probability that the U.S.

5      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

presidential elections will have an impact on markets as both presumptive presidential candidates – Hillary Clinton and Donald Trump – continue to draw unfavorable ratings among the voting population, thus creating greater-than-expected uncertainty as to the outcome of the presidential election. The Fed has elected to not hike in June in light of the Brexit situation but we believe that their decision to withhold is also tied to the continuing deleveraging trend that is going on globally.

Energy remains a great opportunity: We continue to stick with our view that energy should be an overweight. There is more discipline in the supply part of the market now that oil prices have fallen so dramatically in 2014 and 2015. On the other hand, we do realize that upside to oil could be capped because production technology – in particular fracking – can respond more quickly to rising demand than in the past.

Caleb Wong Portfolio Manager

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Top Holdings and Allocations

PORTFOLIO ALLOCATION
Short-Term Notes	32.3%
Non-Convertible Corporate Bonds and Notes	24.9
Investment Companies
Oppenheimer Institutional Money Market Fund	8.8
Oppenheimer Master Loan Fund, LLC	5.0
PowerShares Senior Loan Portfolio Exchange Traded Fund	5.0
Event-Linked Bonds
Multiple Event	5.7
Windstorm	4.5
Earthquake	3.5
Other	1.8
Longevity	0.2
Common Stocks	7.9
Mortgage-Backed Obligations Government Agency	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2016, and are based on the total market value of investments.

TOP TEN HOLDINGS
United States Treasury Bills, 0.359%, 9/15/16	32.0%
Oppenheimer Institutional Money Market Fund, Cl. E	8.7
Oppenheimer Master Loan Fund, LLC	5.0
PowerShares Senior Loan Portfolio Exchange Traded Fund	4.9
Benu Capital Ltd. Catastrophe Linked Nts., 3.35%, 1/8/20	0.5
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	0.5
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24	0.5
Atlas IX Capital Ltd. Catastrophe Linked Nts., 3.815%, 1/17/19	0.5
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 3.80%, 6/6/18	0.5
Ursa Re Ltd. Catastrophe Linked Nts., 3.50%, 12/7/17	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2016, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/16

	Inception Date	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	-3.44%	0.53%	1.40%
Class C (OARCX)	1/27/12	-4.22	N/A	2.16
Class I (OAIIX)	1/27/12	-3.15	N/A	3.27
Class Y (OARYX)	1/27/12	-3.34	N/A	3.03

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/16

	Inception Date	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	-8.99%	-0.66%	0.75%
Class C (OARCX)	1/27/12	-5.16	N/A	2.16
Class I (OAIIX)	1/27/12	-3.15	N/A	3.27
Class Y (OARYX)	1/27/12	-3.34	N/A	3.03

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1%. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Bank of America (BoA) Merrill Lynch 3-Month U.S. Treasury Bill Index. The BoA Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund

8      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During 6 Months Ended May 31, 2016
Class A	$ 1,000.00	$ 1,006.80	$ 7.40
Class C	1,000.00	1,002.50	11.48
Class I	1,000.00	1,008.30	6.19
Class Y	1,000.00	1,007.30	6.85

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,017.65	7.44
Class C	1,000.00	1,013.60	11.54
Class I	1,000.00	1,018.85	6.23
Class Y	1,000.00	1,018.20	6.89

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.47%
Class C	2.28
Class I	1.23
Class Y	1.36

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED

STATEMENT OF INVESTMENTS May 31, 2016

	Shares	Value
Common Stocks—7.8%
Alliance Fiber Optic Products, Inc.[1]	20,026	$370,882
Ambit Biosciences Corp.[1,2]	23,568	14,141
Anacor Pharmaceuticals, Inc.[1]	3,787	376,049
Apollo Education Group, Inc.[1]	37,851	347,851
Banner Corp.	513	22,823
Benefitfocus, Inc.[1]	447	16,409
Carmike Cinemas, Inc.[1]	12,134	362,564
Celator Pharmaceuticals, Inc.[1]	12,286	369,563
Chelsea Therapeutics, Inc.[1,2]	40,295	—
Columbia Pipeline Group, Inc.	14,528	371,045
Cvent, Inc.[1]	10,286	368,342
DreamWorks Animation SKG, Inc., Cl. A1	9,088	365,701
Durata Therapeutics[1,2]	14,998	—
Dyax Corp.[1,2]	10,393	104
EME Reorganization Trust	260,360	1,041
Empire District Electric Co. (The)	10,279	344,346
Endurance International Group Holdings, Inc.[1]	1,991	18,755
Enstar Group Ltd.[1]	290	45,202
Essent Group Ltd.[1]	2,113	46,190
Fairchild Semiconductor International, Inc., Cl. A1	19,164	380,789
FEI Co.	3,446	370,273
Goldman Sachs Group, Inc. (The)	765	122,002
Griffon Corp.	719	12,115
inContact, Inc.[1]	26,763	371,470
Ingram Micro, Inc., Cl. A	9,218	319,219
Krispy Kreme Doughnuts, Inc.[1]	17,839	381,398
Lexmark International, Inc., Cl. A	9,117	345,170
Limelight Networks, Inc.[1]	2,425	3,540
MARKETO, Inc.[1]	10,544	371,465
MoneyGram International, Inc.[1]	1,213	7,872
Multi-Fineline Electronix, Inc.[1]	14,923	330,097
NII Holdings, Inc.[1]	3,028	11,249
NRG Energy, Inc.	856	14,024
Questar Corp.	14,175	357,352
Rofin-Sinar Technologies, Inc.[1]	11,294	360,843
SCIQUEST, Inc.[1]	20,945	369,470
Teva Pharmaceutical Industries Ltd.[1]	940	—
Tiptree Financial, Inc., Cl. A	524	2,961
Tumi Holdings, Inc.[1]	13,608	365,103
Valspar Corp. (The)	3,394	367,638
Vantage Drilling International[1]	447	44,700
Virgin America, Inc.[1]	6,513	364,598
XenoPort, Inc.[1]	53,033	376,004
Xura, Inc.[1]	14,890	369,570
Total Common Stocks (Cost $9,872,659)		9,459,930

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	Principal Amount	Value
Mortgage-Backed Obligations—0.4%
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 0.188%, 7/1/26[3]	$182,597	$32,634
Series 2815, Cl. PT, 0.00%, 11/15/32[3,4]	73,384	3,126
Series 2922, Cl. SE, 5.496%, 2/15/35[3]	19,569	3,547
Series 3005, Cl. WI, 0.00%, 7/15/35[3,4]	30,719	6,365
Series 3031, Cl. BI, 0.623%, 8/15/35[3]	280,975	61,714
Series 3201, Cl. SG, 4.181%, 8/15/36[3]	99,037	19,906
Series 3606, Cl. SN, 1.628%, 12/15/39[3]	117,556	22,516
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2003-33, Cl. IA, 7.515%, 5/25/33[3]	43,750	10,143
Series 2003-52, Cl. NS, 0.00%, 6/25/23[3,4]	59,781	6,853
Series 2004-56, Cl. SE, 12.304%, 10/25/33[3]	82,758	17,313
Series 2005-12, Cl. SC, 7.341%, 3/25/35[3]	9,266	1,652
Series 2005-14, Cl. SE, 20.422%, 3/25/35[3]	159,674	30,500
Series 2005-6, Cl. SE, 15.051%, 2/25/35[3]	189,773	36,146
Series 2005-87, Cl. SE, 12.769%, 10/25/35[3]	112,703	17,482
Series 2006-53, Cl. US, 12.908%, 6/25/36[3]	89,135	14,198
Series 2007-88, Cl. XI, 21.689%, 6/25/37[3]	160,048	28,368
Series 2010-116, Cl. BI, 0.00%, 8/25/20[3,4]	185,467	10,355
Series 2011-96, Cl. SA, 4.363%, 10/25/41[3]	457,721	78,789
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 3.597%, 10/16/29[3]	184,216	42,130
Total Mortgage-Backed Obligations (Cost $349,840)		443,737
Non-Convertible Corporate Bonds and Notes—24.7%
Consumer Discretionary—4.5%
Auto Components—0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	350,000	322,875
Diversified Consumer Services—0.3%
Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[5]	400,000	370,000
Hotels, Restaurants & Leisure—1.2%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	250,000	259,138
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[5]	250,000	255,625
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	200,000	225,750
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50% Sr. Unsec. Nts., 3/1/25[5]	250,000	242,500
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[5]	450,000	438,750
		1,421,763
Media—2.4%
Altice Luxembourg SA, 7.75% Sr. Unsec. Nts., 5/15/22[5]	250,000	257,031
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.908% Sr. Sec. Nts., 7/23/25[5]	300,000	321,077
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[5]	400,000	420,800
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	350,000	340,553

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CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Media (Continued)
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 3/1/21	$350,000	$262,500
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[5]	250,000	249,813
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[5]	350,000	367,500
Univision Communications, Inc., 5.125% Sr. Sec. Nts., 2/15/25[5]	300,000	298,500
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[5]	350,000	346,063
		2,863,837
Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[5]	250,000	265,312
Specialty Retail—0.1%
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[5]	200,000	125,000
Consumer Staples—1.1%
Food & Staples Retailing—0.5%
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[5]	250,000	265,313
US Foods, Inc., 8.50% Sr. Unsec. Nts., 6/30/19	300,000	308,625
		573,938
Food Products—0.6%
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[5]	200,000	185,000
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[5]	200,000	203,000
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	350,000	371,000
		759,000
Energy—2.9%
Energy Equipment & Services—0.1%
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20[6]	225,000	100,688
Offshore Group Investment Ltd., 7.50% 1st Lien Nts., 11/1/19[2,6]	250,000	—
Vantage Drilling International, 10% Sec. Nts., 12/31/20	7,000	6,720
		107,408
Oil, Gas & Consumable Fuels—2.8%
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21[6]	250,000	4,219
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	250,000	251,250
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[5]	200,000	183,700
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	350,000	228,375
Gazprom OAO Via Gaz Capital SA:
7.288% Sr. Unsec. Nts., 8/16/37[5]	200,000	224,300
9.25% Sr. Unsec. Nts., 4/23/19[5]	300,000	344,834
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	250,000	50,625
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20[6]	200,000	33,500
Lukoil International Finance BV, 4.563% Sr. Unsec. Unsub. Nts., 4/24/23[5]	250,000	247,113
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[5]	350,000	369,250
Pacific Exploration & Production Corp., 5.375% Sr. Unsec. Nts., 1/26/19[5,6]	250,000	39,375
Petrobras Argentina SA, 5.875% Sr. Unsec. Nts., 5/15/17[5]	250,000	252,625
Petrobras Global Finance BV, 5.375% Sr. Unsec. Nts., 1/27/21	100,000	88,625
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[5]	250,000	114,250
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	350,000	359,188

14      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	$500,000	$31,406
Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	350,000	320,139
YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[5]	200,000	206,000
		3,348,774
Financials—4.5%
Capital Markets—0.3%
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	350,000	367,500
Commercial Banks—3.0%
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[5]	200,000	206,000
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[5]	200,000	197,500
Banco Bradesco SA (Cayman Islands), 5.90% Sub. Nts., 1/16/21[5]	250,000	259,300
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[5]	200,000	214,000
Banco Pan SA, 8.50% Sub. Nts., 4/23/20[5]	225,000	209,812
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	550,000	550,522
CIT Group, Inc., 4.25% Sr. Unsec. Nts., 8/15/17	350,000	355,005
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[5]	250,000	234,063
HBOS plc, 6.75% Sub. Nts., 5/21/18[5]	200,000	215,584
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[5,7]	250,000	256,204
Itau Unibanco Holding SA (Cayman Islands), 5.125% Sub. Nts., 5/13/23[5]	300,000	291,300
Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[7,8]	200,000	218,341
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[5]	200,000	198,156
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[5]	200,000	206,171
		3,611,958
Diversified Financial Services—0.2%
Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[5]	200,000	199,500
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[6]	350,000	6,125
		205,625
Insurance—0.2%
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[5]	250,000	245,625
Real Estate Investment Trusts (REITs)—0.3%
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	350,000	389,725
Real Estate Management & Development—0.5%
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[5]	200,000	215,008
Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[5]	250,000	250,000
Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[5,6]	200,000	159,000
		624,008
Health Care—1.4%
Health Care Equipment & Supplies—0.6%
Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[5]	400,000	327,500
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	400,000	401,000
		728,500
Health Care Providers & Services—0.8%
Centene Corp., 5.625% Sr. Unsec. Nts., 2/15/21[5]	300,000	312,750

15      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	$250,000	$253,844
5.75% Sr. Unsec. Nts., 8/15/22	100,000	105,125
HCA, Inc., 6.50% Sr. Sec. Nts., 2/15/20	250,000	275,625
		947,344
Industrials—2.5%
Aerospace & Defense—0.3%
TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	350,000	358,750
Air Freight & Couriers—0.2%
XPO Logistics, Inc., 6.50% Sr. Unsec. Nts., 6/15/22[5]	300,000	289,500
Building Products—0.2%
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[5]	200,000	198,500
Construction & Engineering—0.0%
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[6,9]	335,000	2,094
Machinery—0.5%
Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[5]	250,000	211,875
Case New Holland Industrial, Inc., 7.875% Sr. Unsec. Nts., 12/1/17	350,000	376,250
		588,125
Professional Services—0.3%
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[5]	350,000	359,188
Trading Companies & Distributors—0.7%
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	250,000	264,375
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	200,000	209,902
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	400,000	427,750
		902,027
Transportation Infrastructure—0.3%
Aeropuertos Argentina 2000 SA, 10.75% Sr. Sec. Nts., 12/1/20[5]	133,000	143,972
Global Ports Finance plc, 6.872% Unsec. Nts., 1/25/22[5]	200,000	202,000
		345,972
Information Technology—1.2%
Communications Equipment—0.3%
CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[5]	300,000	306,750
Software—0.4%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[5]	300,000	315,750
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[5]	300,000	222,000
		537,750
Technology Hardware, Storage & Peripherals—0.5%
Denali International LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[5]	250,000	263,500
Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24[5]	300,000	311,250
		574,750

16      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value
Materials—2.5%
Chemicals—0.3%
Hexion, Inc., 8.875% Sr. Sec. Nts., 2/1/18	$250,000	$210,625
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	250,000	201,250
		411,875
Construction Materials—0.5%
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[5]	550,000	537,625
Containers & Packaging—0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds
Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	350,000	361,812
Metals & Mining—1.2%
Alcoa, Inc., 5.40% Sr. Unsec. Nts., 4/15/21	250,000	259,687
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[5]	250,000	281,389
AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22	250,000	244,113
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[5]	200,000	200,088
FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[5]	250,000	260,313
Nord Gold NV, 6.375% Sr. Unsec. Nts., 5/7/18[5]	200,000	207,761
		1,453,351
Paper & Forest Products—0.2%
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[5]	200,000	208,000
Telecommunication Services—3.3%
Diversified Telecommunication Services—2.4%
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	350,000	338,187
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[5]	250,000	255,440
Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[5]	200,000	189,250
8.50% Sub. Perpetual Bonds[5,7,8]	450,000	402,750
Embarq Corp., 7.995% Sr. Unsec. Nts., 6/1/36	300,000	300,450
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	250,000	264,687
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	350,000	245,875
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	350,000	372,313
Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[5]	200,000	195,677
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23	300,000	309,750
		2,874,379
Wireless Telecommunication Services—0.9%
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[5]	200,000	174,500
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[5]	200,000	185,750
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[5]	200,000	210,794
SoftBank Group Corp., 4.50% Sr. Unsec. Nts., 4/15/20[5]	250,000	258,750
Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[5]	250,000	237,813
		1,067,607

17      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Utilities—0.8%
Electric Utilities—0.2%
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31		$250,000	$305,362
MMC Energy, Inc., 8.875% Sr. Unsec. Nts., 10/15/20[2,6]		250,000	—
			305,362
Independent Power and Renewable Electricity Producers—0.6%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[5]		200,000	202,250
Calpine Corp., 5.75% Sr. Unsec. Nts., 1/15/25		300,000	291,375
Talen Energy Supply LLC, 5.125% Sr. Unsec. Nts., 7/15/19[5]		250,000	231,250
			724,875
Total Non-Convertible Corporate Bonds and Notes (Cost $32,383,645)			29,686,484
Event-Linked Bonds—15.6%
Earthquake—3.5%
Acorn Re Ltd. Catastrophe Linked Nts., 4.049%, 7/17/18[5,7]		250,000	256,312
Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[5,7]	EUR	450,000	499,791
Bosphorus Ltd. Catastrophe Linked Nts., 3.735%, 8/17/18[7,9]		250,000	251,787
Golden State Re II Ltd. Catastrophe Linked Nts., 2.50%, 1/8/19[5,7]		500,000	495,325
Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.55%, 4/6/18[5,7]		440,000	440,990
2.80%, 4/6/18[5,7]		250,000	249,762
Merna Reinsurance Ltd. Catastrophe Linked Nts., 2.30%, 4/9/18[5,7]		250,000	249,638
Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.30%, 4/7/17[5,7]		250,000	250,137
Nakama Re Ltd. Catastrophe Linked Nts.:
2.425%, 1/16/19[5,7]		250,000	250,588
2.80%, 4/13/18[5,7]		250,000	251,388
3.05%, 9/29/16[5,7]		250,000	251,081
3.175%, 1/16/20[5,7]		250,000	255,713
Ursa Re Ltd. Catastrophe Linked Nts., 3.50%, 12/7/17[5,7]		500,000	502,175
			4,204,687
Longevity—0.2%
Vita Capital VI Ltd. Catastrophe Linked Nts., 2.90%, 1/8/21[5,7]		250,000	250,563
Multiple Event—5.7%
Atlas IX Capital Ltd. Catastrophe Linked Nts., 3.815%, 1/17/19[5,7]		500,000	510,725
Caelus Re IV Ltd. Catastrophe Linked Nts., 5.80%, 3/6/20[5,7]		250,000	254,362
Citrus Re Ltd. Catastrophe Linked Nts.:
4.58%, 4/24/17[5,7]		250,000	249,187
4.76%, 4/18/17[5,7]		250,000	249,612
Cranberry Re Ltd. Catastrophe Linked Nts., 4.10%, 7/6/18[5,7]		250,000	254,462
East Lane Re VI Ltd. Catastrophe Linked Nts., 2.95%, 3/14/18[5,7]		250,000	250,712
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.80%, 4/30/18[5,7]		250,000	250,962
5.05%, 4/30/18[5,7]		250,000	250,862
PennUnion Re Ltd. Catastrophe Linked Nts., 4.80%, 12/7/18[5,7]		250,000	250,012
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.80%, 12/6/16[5,7]		500,000	500,525
6.05%, 12/6/16[5,7]		250,000	250,263

18      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

		Principal Amount	Value
Multiple Event (Continued)
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.: (Continued) 8.30%, 6/6/16[5,7]		$500,000	$501,675
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 5.55%, 12/6/17[5,7]		250,000	249,438
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 3.80%, 6/6/18[5,7]		500,000	502,325
Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts., 1.05%, 6/6/20[5,7]		500,000	500,475
Riverfront Re Ltd. Catastrophe Linked Nts., 4.30%, 1/6/17[5,7]		250,000	246,438
Sanders Re Ltd. Catastrophe Linked Nts.:
3.30%, 5/25/18[5,7]		250,000	247,438
3.54%, 5/25/18[5,7]		250,000	247,488
4.14%, 6/7/17[5,7]		250,000	250,363
Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.31%, 1/8/18[5,7]		250,000	249,563
7.19%, 1/9/17[5,7]		300,000	303,645
VenTerra Re Ltd. Catastrophe Linked Nts., 4.05%, 1/9/17[5,7]		250,000	251,688
			6,822,220
Other—1.7%
Benu Capital Ltd. Catastrophe Linked Nts.:
2.55%, 1/8/20[5,7]	EUR	250,000	279,192
3.35%, 1/8/20[5,7]	EUR	500,000	558,050
Vitality Re IV Ltd. Catastrophe Linked Nts., 4.05%, 1/9/17[5,7]		250,000	253,262
Vitality Re V Ltd. Catastrophe Linked Nts., 2.05%, 1/7/19[5,7]		500,000	498,325
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.40%, 1/8/18[5,7]		250,000	251,012
Vitality Re VII Ltd. Catastrophe Linked Nts., 2.95%, 1/7/20[5,7]		250,000	256,113
			2,095,954
Windstorm—4.5%
Akibare Re Ltd. Catastrophe Linked Nts., 3.239%, 4/7/20[5,7]		250,000	253,862
Alamo Re Ltd. Catastrophe Linked Nts.:
4.90%, 6/7/19[5,7]		250,000	257,912
5.54%, 6/7/17[5,7]		250,000	253,587
Aozora Re Ltd. Catastrophe Linked Nts., 2.30%, 4/7/17[5,7]	JPY	25,500,000	228,115
Armor Re Ltd. Catastrophe Linked Nts., 4.38%, 12/15/16[5,7]		500,000	498,712
Calypso Capital II Ltd. Catastrophe Linked Nts., 2.88%, 1/9/17[5,7]	EUR	250,000	279,275
Citrus Re Ltd. Catastrophe Linked Nts., 7.50%, 2/24/19[5,7]		250,000	253,338
Everglades Re II Ltd. Catastrophe Linked Nts., 5.45%, 5/3/18[5,7]		250,000	252,113
Everglades Re Ltd. Catastrophe Linked Nts., 7.75%, 4/28/17[5,7]		250,000	253,312
Gator Re Ltd. Catastrophe Linked Nts., 6.57%, 1/9/17[5,7]		500,000	485,625
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[5,7]	EUR	319,000	356,426
Ibis Re II Ltd. Catastrophe Linked Nts., 4.30%, 6/28/16[5,7]		255,000	255,822
Lion I Re Ltd. Catastrophe Linked Nts., 2.31%, 4/28/17[5,7]	EUR	250,000	276,883
Manatee Re Ltd. Catastrophe Linked Nts., 5.30%, 12/22/17[5,7]		250,000	248,113
Pelican III Re Ltd. Catastrophe Linked Nts., 6.30%, 4/16/18[5,7]		250,000	248,063
Pelican Re Ltd. Catastrophe Linked Nts., 6.30%, 5/15/17[5,7]		250,000	252,738
Queen City Re Catastrophe Linked Nts., 3.80%, 1/6/17[5,7]		500,000	490,625

19      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Windstorm (Continued)

Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.80%, 6/8/16[5,7]	$262,000	$262,269

		5,406,790

Total Event-Linked Bonds (Cost $18,940,329)		18,780,214

	Shares	Value

Investment Companies—18.6%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[10,11]	10,475,976	$10,475,976

Oppenheimer Master Loan Fund, LLC[10]	399,771	5,990,519

PowerShares Senior Loan Portfolio Exchange Traded Fund	256,905	5,926,798

Total Investment Companies (Cost $23,028,485)		22,393,293

	Principal Amount

Short-Term Note—32.0%

United States—32.0%
United States Treasury Bills, 0.359%, 9/15/16 [12,13,14]
(Cost $38,459,535)	$38,500,000	38,464,465

Total Investments, at Value (Cost $123,034,493)	99.1%	119,228,123

Net Other Assets (Liabilities)	0.9	1,069,435

Net Assets	100.0%	$120,297,558

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Security received as the result of issuer reorganization.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

These securities amount to $443,737 or 0.37% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $36,382,316 or 30.24% of the Fund’s net assets at period end.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

7. Represents the current interest rate for a variable or increasing rate security.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. Restricted security. The aggregate value of restricted securities at period end was $253,881, which represents 0.21% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Bosphorus Ltd. Catastrophe Linked Nts., 3.735%, 8/17/18	8/11/15	$250,000	$251,787	$1,787

20      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21	6/25/14	$335,000	$2,094	$(332,906)

		$585,000	$253,881	$(331,119)

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 29, 2015[a]	Gross Additions	Gross Reductions		Shares May 31, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	—	145,683,046	135,207,070		10,475,976
Oppenheimer Master Loan Fund, LLC	431,710	16,205	48,144		399,771

		Value	Income		Realized Loss

Oppenheimer Institutional Money Market Fund, Cl. E		$10,475,976	$13,433		$—
Oppenheimer Master Loan Fund, LLC		5,990,519	328,784	[b]	167,887	[b]

Total		$16,466,495	$342,217		$167,887

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

11. Rate shown is the 7-day yield at period end.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,089,374. See Note 6 of the accompanying Consolidated Notes.

13. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $805,256. See Note 6 of the accompanying Consolidated Notes.

14. Zero coupon bond reflects effective yield on the original acquisition date.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$96,627,456	81.0%
Japan	2,188,861	1.8
Russia	1,918,280	1.6
Brazil	1,849,331	1.6
Cayman Islands	1,808,908	1.5
Bermuda	1,792,890	1.5
Supranational	1,574,039	1.3
France	1,443,480	1.2
Colombia	1,367,647	1.1
Eurozone	1,055,949	0.9
Turkey	851,792	0.7

21      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited) (Continued)	Value	Percent
China	$842,348	0.7%
Argentina	816,597	0.7
Mexico	736,125	0.6
Chile	580,125	0.5
Macau	438,750	0.4
United Kingdom	427,459	0.4
Barbados	420,800	0.4
Luxembourg	357,719	0.3
Australia	260,313	0.2
India	256,204	0.2
Jersey, Channel Islands	255,625	0.2
South Africa	244,112	0.2
Italy	237,813	0.2
Dominican Republic	202,250	0.2
Peru	199,500	0.2
Ukraine	185,000	0.2
Jamaica	174,500	0.1
Venezuela	114,250	0.1

Total	$119,228,123	100.0%

Forward Currency Exchange Contracts as of May 31, 2016

Counter-party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BNP	06/2016	MXN	20,900	USD	1,194	$—	$63,903
BNP	06/2016	TRY	3,400	USD	1,164	—	18,808
BOA	06/2016	CAD	1,620	USD	1,248	—	12,226
BOA	06/2016	JPY	146,000	USD	1,312	7,298	—
BOA	06/2016	MXN	42,100	USD	2,380	—	103,970
BOA	06/2016	SEK	9,970	USD	1,223	—	26,338
BOA	07/2016	USD	2,446	BRL	8,870	16,196	—
BOA	06/2016	USD	2,403	KRW	2,837,000	20,881	—
CITNA-B	06/2016	EUR	1,045	USD	1,185	—	21,753
CITNA-B	06/2016	GBP	825	USD	1,195	—	384
CITNA-B	06/2016	USD	2,359	AUD	3,225	30,464	—
CITNA-B	06/2016	USD	2,290	EUR	2,019	42,029	—
CITNA-B	06/2016	USD	4,813	HUF	1,327,000	105,716	—
CITNA-B	06/2016	USD	2,359	MXN	42,500	61,246	—
CITNA-B	06/2016	USD	2,330	ZAR	36,570	13,465	—
GSCO-OT	06/2016	BRL	4,570	USD	1,285	—	20,467
GSCO-OT	06/2016	USD	1,271	BRL	4,570	6,508	—
HSBC	06/2016	HUF	660,000	USD	2,395	—	53,431
HSBC	06/2016	USD	2,367	GBP	1,670	—	52,135
HSBC	06/2016	USD	2,359	MXN	42,100	83,271	—
HSBC	06/2016	ZAR	17,980	USD	1,163	—	23,813
JPM	06/2016	AUD	1,580	USD	1,202	—	61,399
JPM	06/2016	GBP	3,360	USD	4,865	3,845	1,518
JPM	06/2016	HUF	663,000	USD	2,397	—	45,084
JPM	06/2016	KRW	1,418,000	USD	1,225	—	34,461
JPM	06/2016	USD	2,409	CHF	2,350	42,822	—

22      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Forward Currency Exchange Contracts (Continued)

Counter-party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
JPM	06/2016	USD	2,377	EUR	2,130	$5,335	$—
JPM	06/2016	USD	2,420	GBP	1,685	—	20,540
JPM	06/2016	USD	2,370	NZD	3,520	—	9,221
JPM	06/2016	USD	2,430	SEK	20,020	27,621	—
MSCO	06/2016	CHF	1,160	USD	1,203	—	35,132
MSCO	06/2016	JPY	70,000	USD	630	2,720	—
MSCO	06/2016	NOK	9,990	USD	1,200	—	5,948
MSCO	06/2016	NZD	1,725	USD	1,175	—	9,634
MSCO	06/2016	USD	1,202	HUF	330,000	31,565	—
MSCO	06/2016	USD	858	JPY	95,500	—	4,680
TDB	06/2016 - 07/2016	BRL	9,140	USD	2,542	—	25,717
TDB	06/2016	USD	1,284	BRL	4,570	18,861	—
TDB	06/2016	USD	2,326	TRY	6,910	—	1,829

Total Unrealized Appreciation and Depreciation						$519,843	$652,391

Futures Contracts as of May 31, 2016

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
CAC40 10 Euro Index	PAR	Sell	6/17/16	306	$15,253,096	$(860,043)
CBOE Volatility Index	CBE	Sell	7/20/16	94	1,642,650	13,092
Corn*	CBT	Buy	7/14/16	39	789,263	33,526
Cotton No. 2*	NYB	Buy	7/7/16	24	767,280	63,105
FTSE 100 Index	LIF	Sell	6/17/16	173	15,583,862	(290,405)
Gas Oil*	NYM	Sell	6/30/16	11	745,391	(16,666)
Gold (100 oz.)*	CMX	Buy	8/29/16	8	974,000	(179)
Gold (100 oz.)*	CMX	Sell	6/28/16	7	850,360	(707)
Natural Gas*	NYM	Sell	6/28/16	33	755,040	(7,258)
Nickel*	LME	Buy	6/14/16	14	705,474	(94,167)
Primary Aluminum*	LME	Sell	6/13/16	18	695,588	41,005
Russell 2000 Mini Index	NYF	Sell	6/17/16	257	29,642,380	(1,853,656)
S&P 500 E-Mini Index	CME	Buy	6/17/16	181	18,958,845	400,885
S&P/TSX 60 Index	MON	Sell	6/16/16	25	3,125,786	(124,000)
Soybean*	CBT	Buy	7/14/16	15	808,875	145,019
SPI 200 Index	SFE	Sell	6/16/16	33	3,209,118	(127,647)
United States Treasury Long Bonds	CBT	Buy	9/21/16	38	6,205,875	23,818
United States Treasury Nts., 2 yr.	CBT	Sell	9/30/16	8	1,743,250	28
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/16	4	518,750	(1,001)
United States Treasury Nts., 10 yr.	CBT	Buy	9/21/16	46	5,965,625	9,986
Wheat*	CBT	Buy	7/14/16	32	743,200	(23,054)
WTI Crude Oil*	NYM	Buy	6/21/16	23	1,129,300	6,692
WTI Crude Oil*	NYM	Sell	6/21/16	17	834,700	(52,570)
Zinc*	LME	Sell	6/14/16	16	767,900	(10,651)

						$(2,724,848)

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

23      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

Over-the-Counter Options Written at May 31, 2016

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

GBP Currency Put	GSG USD	1.464	6/7/16	GBP	(1,370,000)	$11,690	$(24,585)

GBP Currency Call	GSG USD	1.464	6/7/16	GBP	(1,370,000)	12,000	(5,614)

Total of Over-the-Counter Options Written						$23,690	$(30,199)

Centrally Cleared Credit Default Swaps at May 31, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

CDX.HY.25	Buy	5.000%	12/20/20	USD	8,743	$216,357	$(394,987)

CDX.HY.25	Buy	5.000	12/20/20	USD	12,570	(25,838)	(567,903)

Total of Centrally Cleared Credit Default Swaps						$190,519	$(962,890)

Over-the-Counter Credit Default Swaps at May 31, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Altria Group, Inc.	JPM	Sell	1.000%	6/20/21	USD	1,500	$(54,413)	$55,612

American Express Co.	BOA	Buy	1.000	6/20/21	USD	1,500	37,487	(44,521)

Boeing Co. (The)	JPM	Buy	1.000	6/20/21	USD	1,500	43,153	(45,081)

Bristol-Myers Squibb Co.	JPM	Sell	1.000	6/20/21	USD	1,500	(68,845)	67,338

Computer Sciences Corp.	BOA	Buy	5.000	6/20/21	USD	1,500	306,815	(306,785)

Conocophillips	GSG	Buy	1.000	6/20/21	USD	1,500	(89,593)	40,761

Ei Du Pont de Nemours & Co.	JPM	Buy	1.000	6/20/21	USD	1,500	40,755	(45,282)

Expedia, Inc.	BNP	Buy	1.000	6/20/21	USD	1,500	(19,854)	262

Ford Motor Co.	BNP	Buy	5.000	6/20/21	USD	1,500	241,979	(270,726)

Gap, Inc. (The)	BAC	Sell	1.000	6/20/21	USD	1,500	110,848	(192,982)

Home Depot, Inc. (The)	BAC	Sell	1.000	6/20/21	USD	1,500	(58,413)	56,704

Honeywell International, Inc.	JPM	Sell	1.000	6/20/21	USD	1,500	(59,333)	57,347

Kinder Morgan, Inc.	GSG	Sell	1.000	6/20/21	USD	1,500	153,462	(127,250)

Kroger Co. (The)	BNP	Buy	1.000	6/20/21	USD	1,500	26,801	(29,783)

Mckesson Corp.	JPM	Buy	1.000	6/20/21	USD	1,500	50,152	(51,651)

Motorola Solutions, Inc.	GSG	Sell	1.000	6/20/21	USD	1,500	21,881	(28,292)

Norfolk Southern Corp.	BAC	Buy	1.000	6/20/21	USD	1,500	43,076	(46,936)

Sherwin-Williams Co. (The)	BOA	Sell	1.000	6/20/21	USD	1,500	(35,950)	24,443

United Parcel Service of America	JPM	Sell	1.000	6/20/21	USD	1,500	(63,852)	60,864

Weyerhaeuser Co.	GSG	Sell	1.000	6/20/21	USD	1,500	4,634	19,673

Total of Over-the-Counter Credit Default Swaps							$630,790	$(806,285)

24      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$ 13,500,000	$-	A+ to BBB-
Non-Investment Grade Single Name Corporate Debt	1,500,000	-	BB+

Total	$ 15,000,000	$-

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at May 31, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

BAC	Pay	Three-Month SEK STIBOR SIDE	1.415%	9/18/25	SEK	625	$—	$3,393

BAC	Pay	Three-Month SEK STIBOR SIDE	1.418	11/12/25	SEK	800	—	3,977

BAC	Pay	Three-Month SEK STIBOR SIDE	1.501	12/9/25	SEK	750	—	4,433

BAC	Pay	Three-Month SEK STIBOR SIDE	1.365	8/10/25	SEK	1,225	—	6,107

BAC	Pay	Three-Month SEK STIBOR SIDE	1.630	7/3/25	SEK	69,475	20,149	586,582

BOA	Receive	Six-Month AUD BBR BBSW	3.105	12/7/25	AUD	11,740	—	(541,372)

BOA	Pay	Three-Month USD BBA LIBOR	2.187	9/8/25	USD	115	—	5,759

JPM	Receive	Six-Month JPY BBA LIBOR	0.461	12/9/25	JPY	11,000	—	(3,584)

JPM	Pay	Three-Month USD BBA LIBOR	1.642	4/6/26	USD	320	—	(707)

JPM	Receive	Three-Month USD BBA LIBOR	2.350	7/10/25	USD	8,570	(2,759)	591,194

JPM	Receive	Six-Month JPY BBA LIBOR	0.550	9/18/25	JPY	26,000	—	(10,190)

JPM	Receive	Six-Month JPY BBA LIBOR	0.593	7/10/25	JPY	951,000	—	(412,921)

Total of Centrally Cleared Interest Rate Swaps							$17,390	$232,671

Over-the-Counter Total Return Swaps at May 31, 2016
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBSW plus 50 basis points	3/9/17	AUD	7,917	$178,441

25      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 80 basis points	3/7/17	CAD	7,521	$84,321
GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	5/9/17	HKD	47,218	(141,657)
GSOPRUSS Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	5/8/17	USD	29,093	369,699
GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	4/7/17	USD	21,224	33,058
HIM6 Index	GSG	Pay	No Floating Rate	7/6/16	HKD	52,221	(130,158)
JPCMOLNG Custom Basket	JPM	Receive	One-Month USD BBA LIBOR plus 30 basis points	11/7/16	USD	8,838	183,906
JPCMOSHR Custom Basket	JPM	Pay	One-Month USD BBA LIBOR minus 85 basis points	11/7/16	USD	9,149	64,280
JPEBCACO Custom Basket	JPM	Receive	One-Month EUR EURIBOR plus 10 basis points	10/6/16	EUR	13,534	262,070
JPEBUKXO Custom Basket	JPM	Receive	One-Month GBP BBA LIBOR plus 20 basis points	10/6/16	GBP	10,472	225,413
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/13/17	USD	1,544	(28,303)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/7/17	USD	19,665	(161,046)

Total of Over-the-Counter Total Return Swaps							$940,024

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Volatility Swaps at May 31, 2016
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount	Value
AUD/JPY spot exchange rate	BOA	Receive	$15.100	6/14/16 AUD	6,400	$(17,531)
AUD/JPY spot exchange rate	BOA	Receive	16.000	6/10/16 AUD	6,500	(19,778)
CHF/NOK spot exchange rate	BOA	Pay	7.450	6/27/16 CHF	(4,700)	(4,870)
EUR/SEK spot exchange rate	CITNA-B	Pay	5.850	6/27/16 EUR	(4,200)	(3,318)
GBP/NOK spot exchange rate	JPM	Pay	8.350	6/20/16 GBP	(3,300)	(32,692)
GBP/NOK spot exchange rate	JPM	Receive	10.900	6/24/16 GBP	3,300	18,879
GBP/NOK spot exchange rate	CITNA-B	Pay	9.500	6/13/16 GBP	(3,300)	(22,034)
GBP/NOK spot exchange rate	JPM	Pay	8.830	6/6/16 GBP	(3,300)	(15,629)

26      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Over-the-Counter Volatility Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value
GBP/NOK spot exchange rate	CITNA-B	Pay	$9.250	6/20/16	GBP	(3,300)	$(27,243)
GBP/NOK spot exchange rate	JPM	Pay	9.000	6/9/16	GBP	(3,300)	(18,784)
GBP/NOK spot exchange rate	BOA	Pay	9.050	6/9/16	GBP	(3,300)	(17,398)
GBP/USD spot exchange rate	DEU	Pay	15.250	6/30/16	USD	(4,800)	(18,288)
GBP/USD spot exchange rate	CITNA-B	Pay	15.500	7/1/16	USD	(4,800)	(19,632)
NZD/JPY spot exchange rate	BOA	Pay	15.950	6/23/16	NZD	(7,000)	10,562
NZD/JPY spot exchange rate	BOA	Pay	16.200	6/20/16	NZD	(7,000)	18,187
NZD/JPY spot exchange rate	DEU	Pay	15.600	6/20/16	NZD	(7,000)	14,351
NZD/JPY spot exchange rate	CITNA-B	Pay	15.650	6/20/16	NZD	(7,000)	13,261
USD/JPY spot exchange rate	CITNA-B	Receive	11.500	6/6/16	USD	4,800	(11,328)
USD/JPY spot exchange rate	CITNA-B	Receive	10.150	6/6/16	USD	4,800	480
USD/JPY spot exchange rate	CITNA-B	Receive	9.600	6/13/16	USD	4,800	1,392
USD/JPY spot exchange rate	JPM	Receive	11.765	6/9/16	USD	4,800	(10,512)

Total of Over-the-Counter Volatility Swaps							$(161,925)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
TDB	Toronto Dominion Bank
Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won

27      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	New Turkish Lira
ZAR	South African Rand
Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CDX.HY.25	Markit CDX High Yield Index
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSOPRUSS	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
HIM6	The Hang Seng Index Futures
JPCMOLNG	Custom Basket of Securities
JPCMOSHR	Custom Basket of Securities
JPEBCACO	Custom Basket of Securities
JPEBUKXO	Custom Basket of Securities
OEX	S&P 100 Index
S&P	Standard & Poor’s
STIBOR SIDE	Stockholm Interbank Offered Rate
Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYF	New York Futures Exchange
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

28      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES May 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $106,373,784)	$102,761,628
Affiliated companies (cost $16,660,709)	16,466,495

119,228,123

Cash	111,432

Cash—foreign currencies (cost $278,106)	278,044

Cash used for collateral on futures	696,150

Cash used for collateral on centrally cleared swaps	2,240,312

Unrealized appreciation on forward currency exchange contracts	519,843

Swaps, at value (net premiums paid $445,619)	1,861,304

Centrally cleared swaps, at value (net premiums received $17,390)	1,201,445

Receivables and other assets:
Interest and dividends	615,764
Variation margin receivable	263,351
Shares of beneficial interest sold	34,626
Investments sold	30,169
Other	33,812

Total assets	127,114,375

Liabilities
Unrealized depreciation on forward currency exchange contracts	652,391

Options written, at value (premiums received $23,690)	30,199

Swaps, at value (premiums received $1,076,409)	1,889,490

Centrally cleared swaps, at value (net premiums received $190,519)	1,931,664

Payables and other liabilities:
Investments purchased	1,823,230
Variation margin payable	301,815
Shares of beneficial interest redeemed	74,175
Shareholder communications	10,551
Distribution and service plan fees	2,610
Trustees’ compensation	2,249
Other	98,443

Total liabilities	6,816,817

Net Assets	$120,297,558

Composition of Net Assets
Par value of shares of beneficial interest	$4,749

Additional paid-in capital	125,469,823

Accumulated net investment income	3,580,384

Accumulated net realized loss on investments and foreign currency transactions	(2,092,247)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(6,665,151)

Net Assets	$120,297,558

29      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $8,368,386 and
331,590 shares of beneficial interest outstanding)	$25.24

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$26.78

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,874,662 and 156,488 shares of beneficial interest outstanding)	$24.76

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of
$104,162,315 and 4,105,128 shares of beneficial interest outstanding)	$25.37

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$3,892,195 and 155,326 shares of beneficial interest outstanding)	$25.06

See accompanying Notes to Consolidated Financial Statements.

30      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended May 31, 2016

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$328,136
Dividends	648
Net expenses	(21,663)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	307,121

Investment Income
Interest (net of foreign withholding taxes of $410)	3,019,099

Dividends:
Unaffiliated companies	366,723
Affiliated companies	13,433

Total investment income	3,399,255

Expenses
Management fees	1,100,868

Distribution and service plan fees:
Class A	13,872
Class C	28,394

Transfer and shareholder servicing agent fees:
Class A	22,687
Class C	6,254
Class I	31,314
Class Y	9,894

Shareholder communications:
Class A	18,126
Class C	7,513
Class I	114
Class Y	3,297

Custodian fees and expenses	103,335

Legal, auditing and other professional fees	96,175

Trustees’ compensation	14,506

Borrowing fees	1,758

Other	43,762

Total expenses	1,501,869
Less reduction to custodian expenses	(262)
Less waivers and reimbursements of expenses	(124,381)

Net expenses	1,377,226

Net Investment Income	2,329,150

31      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$(2,221,852)
Closing and expiration of option contracts written	4,129,607
Closing and expiration of futures contracts	6,287,852
Foreign currency transactions	17,680,916
Swap contracts	(30,165,551)

Net realized loss allocated from:
Oppenheimer Master Loan Fund, LLC	(167,887)

Net realized loss	(4,456,915)

Net change in unrealized appreciation/depreciation on:
Investments	(1,163,789)
Translation of assets and liabilities denominated in foreign currencies	1,202,166
Futures contracts	(2,037,832)
Option contracts written	2,703
Swap contracts	(54,267)

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Loan Fund, LLC	(69,261)

Net change in unrealized appreciation/depreciation	(2,120,280)

Net Decrease in Net Assets Resulting from Operations	$(4,248,045)

1. The Fund invests in a certain affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

32      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 29, 2015[1]

Operations
Net investment income	$2,329,150	$2,330,543

Net realized gain (loss)	(4,456,915)	8,141,920

Net change in unrealized appreciation/depreciation	(2,120,280)	(5,381,082)

Net increase (decrease) in net assets resulting from operations	(4,248,045)	5,091,381

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(66,613)	(942,124)
Class C	(6,528)	(88,842)
Class I	(1,333,096)	(4,467,527)
Class Y	(47,594)	(153,707)

	(1,453,831)	(5,652,200)

Distributions from net realized gain:
Class A	(112,091)	—
Class C	(36,266)	—
Class I	(1,353,638)	—
Class Y	(58,822)	—

	(1,560,817)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(5,982,753)	(6,260,738)
Class C	1,414,934	740,893
Class I	5,357,419	40,364,744
Class Y	(1,664,471)	5,397,517

	(874,871)	40,242,416

Net Assets
Total increase (decrease)	(8,137,564)	39,681,597

Beginning of period	128,435,122	88,753,525

End of period (including accumulated net investment income of $3,580,384 and $4,132,493, respectively)	$120,297,558	$128,435,122

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

33      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$26.68	$26.93	$25.74	$24.84	$28.68

Income (loss) from investment operations:
Net investment income[2]	0.45	0.46	0.55	1.12	1.28
Net realized and unrealized gain (loss)	(1.37)	0.61	0.77	0.72	(4.04)

Total from investment operations	(0.92)	1.07	1.32	1.84	(2.76)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(1.32)	(0.13)	(0.94)	(1.08)
Distributions from net realized gain	(0.33)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.52)	(1.32)	(0.13)	(0.94)	(1.08)

Net asset value, end of period	$ 25.24	$ 26.68	$26.93	$ 25.74	$ 24.84

Total Return, at Net Asset Value[3]	(3.44)%	4.10%	5.16%	7.52%	(9.66)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,369	$15,016	$21,494	$19,034	$16,777

Average net assets (in thousands)	$10,276	$17,929	$19,776	$17,966	$17,468

Ratios to average net assets:[4,5]
Net investment income	1.78%	1.72%	2.11%	4.34%	4.89%
Expenses excluding specific expenses listed below	1.65%	1.43%	1.66%	1.68%	1.96%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.65%	1.43%	1.66%	1.68%	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.34%	1.32%	1.32%	1.47%

Portfolio turnover rate	72%	48%	59%[8]	58%[8]	253%[8]

34      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. May 29, 2015 and May 30, 2014 represents the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2016	1.65%
Year Ended May 29, 2015	1.43%
Year Ended May 30, 2014	1.68%
Year Ended May 31, 2013	1.71%
Year Ended May 31, 2012	1.97%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended May 30, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Year Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

35      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Period Ended May 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$26.26	$26.54	$25.56	$24.77	$24.82

Income (loss) from investment operations:
Net investment income[3]	0.23	0.24	0.34	0.75	0.35
Net realized and unrealized gain (loss)	(1.34)	0.60	0.77	0.86	(0.40)

Total from investment operations	(1.11)	0.84	1.11	1.61	(0.05)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(1.12)	(0.13)	(0.82)	0.00
Distributions from net realized gain	(0.33)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.39)	(1.12)	(0.13)	(0.82)	0.00

Net asset value, end of period	$24.76	$26.26	$26.54	$25.56	$ 24.77

Total Return, at Net Asset Value[4]	(4.22)%	3.24%	4.38%	6.59%	(0.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 3,875	$ 2,617	$ 1,893	$ 637	$38

Average net assets (in thousands)	$2,847	$2,211	$1,460	$252	$25

Ratios to average net assets:[5,6]
Net investment income	0.94%	0.91%	1.34%	2.95%	4.20%
Expenses excluding specific expenses listed below	2.62%	2.63%	3.51%	6.58%	10.44%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	2.62%	2.63%	3.51%	6.58%	10.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.18%	2.16%	2.21%	2.22%	2.23%

Portfolio turnover rate	72%	48%	59%[9]	58%[9]	253%[9]

36      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. May 29, 2015 and May 30, 2014 represents the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2016	2.62%
Year Ended May 29, 2015	2.63%
Year Ended May 30, 2014	3.53%
Year Ended May 31, 2013	6.61%
Period Ended May 31, 2012	10.45%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended May 30, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

37      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Period Ended May 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$26.89	$27.12	$25.86	$24.86	$24.82

Income (loss) from investment operations:
Net investment income[3]	0.50	0.53	0.62	0.71	0.43
Net realized and unrealized gain (loss)	(1.37)	0.64	0.77	1.19	(0.39)

Total from investment operations	(0.87)	1.17	1.39	1.90	0.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(1.40)	(0.13)	(0.90)	0.00
Distributions from net realized gain	(0.33)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.65)	(1.40)	(0.13)	(0.90)	0.00

Net asset value, end of period	$25.37	$26.89	$27.12	$25.86	$ 24.86

Total Return, at Net Asset Value[4]	(3.15)%	4.38%	5.45%	7.81%	0.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 104,162	$ 104,947	$ 64,914	$ 45,183	$10

Average net assets (in thousands)	$104,374	$98,039	$48,915	$1,638	$10

Ratios to average net assets:[5,6]
Net investment income	1.95%	1.98%	2.38%	3.34%	5.15%
Expenses excluding specific expenses listed below	1.17%	1.10%	1.45%	1.18%	2.30%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	1.17%	1.10%	1.45%	1.18%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.03%	1.11%	1.13%	1.16%

Portfolio turnover rate	72%	48%	59%[9]	58%[9]	253%[9]

38      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. May 29, 2015 and May 30, 2014 represents the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2016	1.17%
Year Ended May 29, 2015	1.10%
Year Ended May 30, 2014	1.47%
Year Ended May 31, 2013	1.21%
Period Ended May 31, 2012	2.31%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended May 30, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

39      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Period Ended May 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$26.55	$26.82	$25.61	$24.85	$24.82

Income (loss) from investment operations:
Net investment income[3]	0.48	0.49	0.58	0.93	0.42
Net realized and unrealized gain (loss)	(1.38)	0.61	0.76	0.85	(0.39)

Total from investment operations	(0.90)	1.10	1.34	1.78	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(1.37)	(0.13)	(1.02)	0.00
Distributions from net realized gain	(0.33)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.59)	(1.37)	(0.13)	(1.02)	0.00

Net asset value, end of period	$ 25.06	$ 26.55	$ 26.82	$ 25.61	$ 24.85

Total Return, at Net Asset Value[4]	(3.34)%	4.21%	5.27%	7.33%	0.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,892	$5,855	$453	$337	$10

Average net assets (in thousands)	$4,491	$3,235	$418	$16,385	$10

Ratios to average net assets:[5,6]
Net investment income	1.89%	1.85%	2.23%	3.56%	4.99%
Expenses excluding specific expenses listed below	1.42%	1.37%	1.96%	1.31%	2.26%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	1.42%	1.37%	1.96%	1.31%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.23%	1.24%	1.21%	1.31%

Portfolio turnover rate	72%	48%	59%[9]	58%[9]	253%[9]

40      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. May 29, 2015 and May 30, 2014 represents the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2016	1.42%
Year Ended May 29, 2015	1.37%
Year Ended May 30, 2014	1.98%
Year Ended May 31, 2013	1.34%
Period Ended May 31, 2012	2.28%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended May 30, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

41      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS May 31, 2016

1. Organization

Oppenheimer Global Multi Strategies Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. At period end, approximately 82.1% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and

42      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

2. Significant Accounting Policies (Continued)

procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 11,271 shares with net assets of $7,647,388 in the Subsidiary.

Other financial information at period end:

Total market value of investments*	$—
Net assets	$7,647,388
Net income (loss)	$(100,009)
Net realized gain (loss)	$407,635
Net change in unrealized appreciation/depreciation	$32,708

*At period end, all investments held in the subsidiary are derivatives, which are valued at net unrealized appreciation/ depreciation.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if

43      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open

44      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

2. Significant Accounting Policies (Continued)

for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$2,296,759	$—	$4,573,921	$5,218,061

1. At period end, the Fund had $4,568,991 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$4,568,991

2. The Fund had $4,930 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund utilized $3,493,417 of capital loss carryforward to offset capital

45      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$6,651	$1,427,428	$1,420,777

The tax character of distributions paid during the reporting periods:

	Year Ended May 31, 2016	Year Ended May 31, 2015
Distributions paid from:
Ordinary income	$2,646,145	$5,652,200
Long-term capital gain	368,503	—

Total	$3,014,648	$5,652,200

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$124,082,645
Federal tax cost of other investments	(38,674,811)

Total federal tax cost	$85,407,834

Gross unrealized appreciation	$5,002,498
Gross unrealized depreciation	(10,220,559)

Net unrealized depreciation	$(5,218,061)

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-07 is effective for

46      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

2. Significant Accounting Policies (Continued)

financial statements issued for fiscal years beginning after December 31, 2015, and interim periods within those fiscal years, with early adoption permitted. This has been adopted as reflected in Note 3.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is

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FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

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3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair

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FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks	$9,444,644	$1,041	$14,245	$ 9,459,930
Mortgage-Backed Obligations	—	443,737	—	443,737
Non-Convertible Corporate Bonds and Notes	—	29,686,484	—	29,686,484
Event-Linked Bonds	—	18,780,214	—	18,780,214
Investment Companies	16,402,774	—	—	16,402,774
Short-Term Note	—	38,464,465	—	38,464,465

Total Investments, at Value	25,847,418	87,375,941	14,245	113,237,604
Other Financial Instruments:
Swaps, at value	—	1,861,304	—	1,861,304
Centrally cleared swaps, at value	—	1,201,445	—	1,201,445
Futures contracts	737,156	—	—	737,156

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Other Financial Instruments: (Continued)
Forward currency exchange contracts	$—	$519,843	$—	$ 519,843

Total Assets excluding investment companies valued using practical expedient	$26,584,574	$90,958,533	$14,245	117,557,352

Investment company valued using practical expedient				5,990,519

Total Assets				$ 123,547,871

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,889,490)	$—	$ (1,889,490)
Centrally cleared swaps, at value	—	(1,931,664)	—	(1,931,664)
Options written, at value	—	(30,199)	—	(30,199)
Futures contracts	(3,462,004)	—	—	(3,462,004)
Forward currency exchange contracts	—	(652,391)	—	(652,391)

Total Liabilities	$(3,462,004)	$(4,503,744)	$—	$ (7,965,748)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out	Transfers into
	of Level 1*	Level 2*
Assets Table
Investments, at Value:
Common Stocks	$ (3,385)	$ 3,385

Total Assets	$ (3,385)	$ 3,385

*Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income

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FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

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4. Investments and Risks (Continued)

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 0.50% of the Master Fund at period end.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

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FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$1,764,289
Market Value	$345,001
Market Value as % of Net Assets	0.29%

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares comprising 53% of the Fund.

The shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

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5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $41,385,601 and $44,866,652, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement

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6. Use of Derivatives (Continued)

of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $23,582,439 and $68,170,147 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $49,080 and $47,249 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of	Amount of
	Contracts	Premiums
Options outstanding as of May 29, 2015	11,760,000	$ 96,547
Options written	28,214,890,000	4,056,750
Options closed or expired	(28,223,910,000)	(4,129,607)

Options outstanding as of May 31, 2016	2,740,000	$ 23,690

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

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6. Use of Derivatives (Continued)

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

59      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $36,053,832 and $18,836,154 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $18,427,547 and $18,497,093 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative

60      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Use of Derivatives (Continued)

price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $96,055,694 and $37,027,682 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price. Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment.

Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the

61      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $51,688 and $36,845 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps,

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6. Use of Derivatives (Continued)

options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $877,644.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are

63      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$ 97,567	$ (97,567)	$ –	$ –	$ –
Barclays Bank plc	56,704	(56,704)	–	–	–
BNP Paribas	262	(262)	–	–	–
Citibank NA	530,815	(105,692)	(324,363)	–	100,760
Deutsche Bank Securities, Inc.	14,351	(14,351)	–	–	–
Goldman Sachs Bank USA	6,508	(6,508)	–	–	–
Goldman Sachs Group, Inc. (The)	463,191	(463,191)	–	–	–
HSBC Bank USA NA	83,271	(83,271)	–	–	–
JPMorgan Chase Bank NA	1,075,332	(391,854)	(553,282)	–	130,196
Morgan Stanley Capital Services, Inc.	34,285	(34,285)	–	–	–
Toronto Dominion Bank	18,861	(18,861)	–	–	–

	$ 2,381,147	$ (1,272,546)	$ (877,645)	$ –	$ 230,956

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6. Use of Derivatives (Continued)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$ (553,417)	$ 97,567	$ 269,751	$ –	$ (186,099)
Barclays Bank plc	(239,918)	56,704	–	–	(183,214)
BNP Paribas	(383,220)	262	259,760	–	(123,198)
Citibank NA	(105,692)	105,692	–	–	–
Deutsche Bank Securities, Inc.	(18,288)	14,351	–	–	(3,937)
Goldman Sachs Bank USA	(20,467)	6,508	–	–	(13,959)
Goldman Sachs Group, Inc. (The)	(646,905)	463,191	183,714	–	–
HSBC Bank USA NA	(129,379)	83,271	–	–	(46,108)
JPMorgan Chase Bank NA	(391,854)	391,854	–	–	–
Morgan Stanley Capital Services, Inc.	(55,394)	34,285	–	–	(21,109)
Toronto Dominion Bank	(27,546)	18,861	–	–	(8,685)

	$ (2,572,080)	$ 1,272,546	$ 713,225	$ –	$ (586,309)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

65      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$383,004	Swaps, at value	$1,189,289
Equity contracts	Swaps, at value	1,401,188	Swaps, at value	461,164
Volatility contracts	Swaps, at value	77,112	Swaps, at value	239,037
Credit contracts			Centrally cleared swaps, at value	962,890
Interest rate contracts	Centrally cleared swaps, at value	1,201,445	Centrally cleared swaps, at value	968,774
Commodity contracts	Variation margin receivable	52,410*	Variation margin payable	198,431*
Equity contracts	Variation margin receivable	183,599*	Variation margin payable	102,728*
Interest rate contracts	Variation margin receivable	14,250*	Variation margin payable	656*
Volatility contracts	Variation margin receivable	13,092*
	Unrealized appreciation on		Unrealized depreciation on
Foreign exchange contracts	foreign currency exchange contracts	519,843	foreign currency exchange contracts	652,391
Foreign exchange contracts			Options written, at value	30,199

Total		$3,845,943		$4,805,559

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Commodity contracts	$—	$407,635	$—	$—	$407,635
Credit contracts	—	—	—	(1,811,025)	(1,811,025)
Equity contracts	—	5,948,821	—	(5,767,976)	180,845
Foreign exchange contracts	4,129,607	—	(4,578,102)	—	(448,495)
Interest rate contracts	—	(478,575)	—	(198,308)	(676,883)
Volatility contracts	—	409,971	—	(22,388,242)	(21,978,271)

Total	$4,129,607	$6,287,852	$(4,578,102)	$(30,165,551)	$(24,326,194)

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6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Commodity contracts	$—	$32,706	$—	$—	$32,706
Credit contracts	—	—	—	(279,083)	(279,083)
Equity contracts	—	(2,039,894)	—	64,462	(1,975,432)
Foreign exchange contracts	2,703	—	1,090,106	—	1,092,809
Interest rate contracts	—	31,831	—	275,264	307,095
Volatility contracts	—	(62,475)	—	(114,910)	(177,385)

Total	$2,703	$(2,037,832)	$1,090,106	$(54,267)	$(999,290)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2016		Year Ended May 29, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	95,636	$2,415,258	150,217	$4,007,831
Dividends and/or distributions reinvested	4,866	119,834	8,758	229,739
Redeemed	(331,647)	(8,517,845)	(394,348)	(10,498,308)

Net decrease	(231,145)	$(5,982,753)	(235,373)	$(6,260,738)

Class C
Sold	81,013	$2,013,196	45,924	$1,205,416
Dividends and/or distributions reinvested	1,751	42,455	3,389	87,885
Redeemed	(25,947)	(640,717)	(20,954)	(552,408)

Net increase	56,817	$1,414,934	28,359	$740,893

Class I
Sold	631,054	$16,332,678	1,746,942	$46,781,283
Dividends and/or distributions reinvested	101,122	2,500,748	169,253	4,466,963
Redeemed	(529,956)	(13,476,007)	(406,491)	(10,883,502)

Net increase	202,220	$5,357,419	1,509,704	$40,364,744

Class Y
Sold	109,266	$2,744,195	202,381	$5,366,587
Dividends and/or distributions reinvested	4,344	106,179	5,894	153,155
Redeemed	(178,819)	(4,514,845)	(4,620)	(122,225)

Net increase (decrease)	(65,209)	$(1,664,471)	203,655	$5,397,517

67      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$53,317,300	$56,821,269

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.85%
Next $500 million	0.82
Next $4 billion	0.80
Over $5 billion	0.75

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.85% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall

68      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

9. Fees and Other Transactions with Affiliates (Continued)

be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

69      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

May 31, 2016	$7,885	$—	$490

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.25% for Class A shares, 2.08% for Class C shares, 1.00% for Class I shares and 1.15% for Class Y shares. During the reporting period, the Manager waived fees and/or reimbursed the Fund $23,712, $10,544 and $4,504 for Class A, Class C and Class Y, respectively.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $63,574.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $22,047 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

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11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Multi Strategies Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Multi Strategies Fund and subsidiary, including the consolidated statement of investments, as of May 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

 We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Multi Strategies Fund and subsidiary as of May 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 25, 2016

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

 Capital gain distributions of $0.07701 per share were paid to Class A, Class C, Class I and Class Y shareholders, respectively, on December 17, 2015. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

 Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 4.51% to arrive at the amount eligible for the corporate dividend-received deduction.

 A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $105,837 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

 Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $832,804 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

 The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

 The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

 Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2006) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996- 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in

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Mary F. Miller, Continued	the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Wong, and Mss. Lo Bessette, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Caleb Wong, Vice President (since 2006) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 1999); Senior Portfolio Manager of the Sub-Adviser (since January 2005); Head of fixed income quantitative research and risk management of the Sub-Adviser (1997-1999) and worked in fixed-income quantitative research and risk management for the Sub-Adviser (since July 1996). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

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Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 102 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 102 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 102 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

80      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0853.001.0516     July 25, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $59,100 in fiscal 2016 and $40,300 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,097 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $471,890 in fiscal 2016 and $1,061,442 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $371,191 in fiscal 2016 and $559,556 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $847,178 in fiscal 2016 and $1,620,998 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	7/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	7/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	7/13/2016